UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 18, 2013

VEECO INSTRUMENTS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-16244	11-2989601
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Terminal Drive, Plainview, New York 11803

(Address of principal executive offices)

(516) 677-0200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K/A (the “Form 8-K/A”) amends the Current Report on Form 8-K filed by Veeco with the Securities and Exchange Commission on September 19, 2013 to include the exhibit under Item 9.01(d) of this Form 8-K/A.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit	Description

2.1

Agreement and Plan of Merger, dated September 18, 2013, by and among Veeco, Veeco Wyoming Inc., a newly-formed subsidiary of Veeco, Synos Technology, certain stockholders of Synos Technology, and Shareholder Representative Services LLC, as Stockholders’ Representative.*

*Certain of the schedules and exhibits to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  Veeco Instruments Inc. hereby undertakes to furnish supplementally to the SEC copies of any omitted schedules and exhibits upon request therefor by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 20, 2013	VEECO INSTRUMENTS INC.

	By:	/s/ Gregory A. Robbins
	Name:	Gregory A. Robbins
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description

2.1

Agreement and Plan of Merger, dated September 18, 2013, by and among Veeco, Veeco Wyoming Inc., a newly-formed subsidiary of Veeco, Synos Technology, certain stockholders of Synos Technology, and Shareholder Representative Services LLC, as Stockholders’ Representative.*

*Certain of the schedules and exhibits to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  Veeco Instruments Inc. hereby undertakes to furnish supplementally to the SEC copies of any omitted schedules and exhibits upon request therefor by the SEC.

2